UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 16, 2010
                                                  -----------------
                                                  (December 6, 2010)
                                                  ------------------

                           BEST ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-53260             02-0789714
-----------------------------  ------------------------  -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification No.)

          5433 Westheimer Road, Suite 825, Houston, TX     77056
          --------------------------------------------     -----
          (Address of principal executive offices)     (Zip Code)

Registrant's  telephone  number,  including  area  code   (713)  933-2600
                                                          ---------------

                                      n/a
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 6, 2010, Best Energy Services, Inc. (the "Company") entered into Amendment No. 14 to its Revolving Credit, Term Loan and Security Agreement with PNC Bank, National Association ("PNC"). The amendment reduces the Company's Term Loan repayment obligation for January, February and March 2011 from $125,000 to
$0.   In connection with amendment, the Company issued PNC a warrant to purchase
250,000 shares of common stock for a period of 5 years at an exercise price of $0.10.

ITEM 9.01. EXHIBITS

10.1 Amendment No. 14 to the Revolving Credit, Term Loan and Security Agreement among Best Energy Services, Inc., Bob Beeman Drilling Company, Best Well
Service, Inc. and financial institutions represented by PNC Bank, National Association dated December 6, 2010.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BEST ENERGY SERVICES, INC.
                                                 (Registrant)


                                                 By: \s\ Mark Harrington
                                                 ---------------------------
                                                 Mark Harrington
Dated: December 16, 2010                         Chief Executive Officer